UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2019

THE WALT DISNEY COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11605	95-4545390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California 91521
(Address of Principal Executive Offices) (Zip Code)

818 560-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.            Other Events.

On March 1, 2019, The Walt Disney Company (the “Company”) announced the extension of the expiration date of the offers to exchange (the “Exchange Offers”) any and all outstanding notes (the “21CFA Notes”) issued by 21st Century Fox America, Inc. (“21CFA”), a wholly-owned subsidiary of Twenty-First Century Fox, Inc. (“21CF”), for up to $18,128,740,000 aggregate principal amount of new notes to be issued by TWDC Holdco 613 Corp. (“New Disney”) and cash and the related consent solicitations (the “Consent Solicitations”) being made by New Disney on behalf of 21CFA to adopt certain proposed amendments to the indentures governing the 21CFA Notes. New Disney extended such expiration date from 5:00 p.m., New York City time, on March 5, 2019, to 5:00 p.m., New York City time, on March 12, 2019 (as the same may be further extended, the “Expiration Date”).

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated October 5, 2018 (as amended by a supplement dated October 15, 2018) and the related letter of transmittal (as amended by a supplement dated October 15, 2018), each as amended by the related press releases dated October 29, 2018, November 27, 2018, January 8, 2019, January 18, 2019, January 25, 2019, January 29, 2019, January 30, 2019, February 6, 2019, February 21, 2019 and the attached press release, and are conditioned upon the closing of New Disney’s acquisition (the “Acquisition”) of 21CF, which condition may not be waived by New Disney, and certain other conditions that may be waived by New Disney.

The settlement of the Exchange Offers and Consent Solicitations is expected to occur promptly, but at least two business days, after the Expiration Date and is expected to occur on or about the closing date of the Acquisition. The closing of the Acquisition is expected to occur in the first half of calendar year 2019 and, as a result, the Expiration Date may be further extended one or more times. The Company currently anticipates providing notice of any such extension in advance of the Expiration Date. If, at the Expiration Date, the conditions to the Exchange Offers and Consent Solicitations (other than the consummation of the Acquisition) have been satisfied or waived, then settlement will occur on or about the date the Acquisition is consummated. If the Acquisition is not consummated, or settlement does not otherwise occur, promptly following the Expiration Date, then the 21CFA Notes will be promptly returned to the tendering holders.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Acquisition and the anticipated benefits thereof and the expected timing of completion of the Exchange Offers and the Consent Solicitations. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the Acquisition or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to the risk: (i) that the completion of the Acquisition may not occur on the anticipated terms and timing or at all, (ii) that the regulatory approvals required for completion of the Acquisition are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the Acquisition or cause the parties to abandon the Acquisition, (iii) that a condition to closing of the Acquisition may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the Acquisition under U.S. and Australian tax laws), (iv) that the anticipated tax treatment of the Acquisition is not obtained, (v) that potential litigation relating to the Acquisition is instituted against 21CF, the Company, New Disney or their respective directors, (vi) of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the Acquisition and on the other conditions to the completion of the Acquisition, and (vii) of adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the Acquisition or cause the terms of the Acquisition to be modified, as well as management’s response to any of the aforementioned factors.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 29, 2018 under Item 1A, “Risk Factors”, and in subsequent reports.

Item 9.01.            Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 1, 2019, issued by The Walt Disney Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
	Name:	Roger J. Patterson
	Title:	Associate General Counsel Registered In-House Counsel

Dated: March 1, 2019